UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 4, 2013

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 North Martingale Road Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1. Adoption of Form Award Agreements under 2008 Incentive Compensation Plan

On March 4, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of Career Education Corporation (the “Company”) approved the following under the Career Education Corporation 2008 Incentive Compensation Plan (the “2008 Plan”):

•	a form of cash-settled restricted stock unit agreement (the “Cash-Settled RSU Agreement”)

•	a form of performance unit agreement (the “Performance Unit Agreement”)

•	a revised form of stock option agreement (the “Revised Option Agreement”)

•	a revised form of restricted stock unit agreement (the “Revised RSU Agreement”)

On March 4, 2013, the Committee also granted cash-settled restricted stock units (“RSUs”), performance units and stock options in accordance with these forms to certain eligible employees, including executive officers of the Company.

The amount and terms of each award of cash-settled RSUs or performance units are determined by the Committee in its sole discretion and will be set forth in an individual’s Cash-Settled RSU Agreement or Performance Unit Agreement, as applicable. Each cash-settled RSU constitutes a right to receive in cash the value of one share of the Company’s common stock on the applicable vesting date. Each performance unit constitutes a right to receive an amount in cash which will be determined based on the target value determined by the Committee for a grantee and the Company’s relative total shareholder return over a three-year performance period as compared to a company peer group.

If a grantee’s employment is terminated because of death or disability, then the remaining unvested portion of the cash-settled RSUs will immediately vest as of the grantee’s termination date, and an unvested performance unit award will immediately vest pro rata at the target value based on the number of days which have elapsed over the performance period. If a grantee’s employment is terminated for any other reason, then any unvested RSUs or performance units will automatically terminate and be forfeited. Upon a change of control of the Company, the grantee will have such rights with respect to the cash-settled RSUs and performance units as are provided for in the 2008 Plan.

The forms of Revised Option Agreement and Revised RSU Agreement have been amended primarily to conform to the restrictive covenants contained in the Cash-Settled RSU Agreement and Performance Unit Agreement.

The foregoing descriptions of the form Cash-Settled RSU Agreement, Performance Unit Agreement, Revised Option Agreement and Revised RSU Agreement do not purport to be complete and are qualified in their entirety by reference to the form agreements, copies of which are attached to this Current Report on Form 8-K (this “Report”) as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

2. Grants of Stock Options and Restricted Stock Units to Steven H. Lesnik

As previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, the Company entered into a letter agreement with Steven H. Lesnik on February 26, 2013 (the “Letter Agreement”). On March 4, 2013, the Committee granted Mr. Lesnik the awards contemplated by the Letter Agreement. These awards are evidenced by the Non-Qualified Stock Option Agreement and Cash-Settled Restricted Stock Unit Agreement filed with this Report as Exhibits 10.5 and 10.6, respectively, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits

10.1	Form of Cash-Settled Restricted Stock Unit Agreement under the Career Education Corporation 2008 Incentive Compensation Plan (the “2008 Plan”) (Time-Based)

10.2	Form of 2013 Performance Unit Agreement under the 2008 Plan

10.3	Form of Non-Qualified Stock Option Agreement under the 2008 Plan

10.4	Form of Restricted Stock Unit Agreement under the 2008 Plan (Time-Based)

10.5	Non-Qualified Stock Option Agreement dated March 4, 2013 between Career Education Corporation and Steven H. Lesnik (Time-Based)

10.6	Cash-Settled Restricted Stock Unit Agreement dated March 4, 2013 between Career Education Corporation and Steven H. Lesnik (Performance-Based)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Colleen M. O’Sullivan
Colleen M. O’Sullivan
Senior Vice President and Chief Financial Officer

Date: March 8, 2013

Exhibit Index

Exhibit Number	Description of Exhibits

10.1	Form of Cash-Settled Restricted Stock Unit Agreement under the Career Education Corporation 2008 Incentive Compensation Plan (the “2008 Plan”) (Time-Based)

10.2	Form of 2013 Performance Unit Agreement under the 2008 Plan

10.3	Form of Non-Qualified Stock Option Agreement under the 2008 Plan

10.4	Form of Restricted Stock Unit Agreement under the 2008 Plan (Time-Based)

10.5	Non-Qualified Stock Option Agreement dated March 4, 2013 between Career Education Corporation and Steven H. Lesnik (Time-Based)

10.6	Cash-Settled Restricted Stock Unit Agreement dated March 4, 2013 between Career Education Corporation and Steven H. Lesnik (Performance-Based)

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